UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026
________________________________________
 Twilio Inc.
(Exact name of registrant as specified in its charter)
________________________________________

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Spear Street, Fifth Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 390-2337
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment and Restatement of the Company’s 2016 Stock Option and Incentive Plan
On June 16, 2026, Twilio Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 of this Current Report below, at the Annual Meeting, the stockholders of the Company voted on and approved the Company’s Amended and Restated 2016 Stock Option and Incentive Plan (the “2016 Plan as Amended and Restated”).

The terms and conditions of the 2016 Plan as Amended and Restated are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”). The 2016 Plan as Amended and Restated is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Amendment and Restatement of the Company’s 2016 Employee Stock Purchase Plan
As further described in Item 5.07 of this Current Report below, at the Annual Meeting, the stockholders of the Company voted on and approved the Company’s Amended and Restated 2016 Employee Stock Purchase Plan (the “2016 ESPP as Amended and Restated”).

The terms and conditions of the 2016 ESPP as Amended and Restated are described in the Proxy Statement. The 2016 ESPP as Amended and Restated is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five proposals, each of which is described in more detail in the Proxy Statement. Present at the Annual Meeting in person or by proxy were holders of 131,137,989 shares of Class A Common Stock, representing 86.40% of the voting power of the Class A Common Stock of the Company issued and outstanding and entitled to vote as of the close of business on April 17, 2026, the record date for the Annual Meeting, which constituted a quorum. The final results with respect to each such proposal are set forth below:

Proposal 1 - Election of Directors.

The stockholders elected each of the four persons named below as Class I directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Charles Bell	118,662,184	629,989	11,845,816
Jeffrey Immelt	116,040,337	3,251,836	11,845,816
Douglas Robinson	118,171,168	1,121,005	11,845,816
Erika Rottenberg	115,400,239	3,891,934	11,845,816

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
128,947,987	2,137,476	52,526	N/A

Proposal 3 - Non-Binding Advisory Vote on Compensation of Named Executive Officers.

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
111,551,506	7,515,131	225,536	11,845,816

Proposal 4 - Approve the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan.

The stockholders approved the Twilio Inc. Amended and Restated 2016 Stock Option and Incentive Plan. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
88,949,992	30,250,610	91,571	11,845,816

Proposal 5 - Approve the Twilio Inc. Amended and Restated 2016 Employee Stock Purchase Plan.

The stockholders approved the Twilio Inc. Amended and Restated 2016 Employee Stock Purchase Plan. The results of such vote were:

For	Against	Abstain	Broker Non-Votes
118,850,839	398,239	43,095	11,845,816

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Amended and Restated 2016 Stock Option and Incentive Plan
10.2	Amended and Restated 2016 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

June 17, 2026	By:	/s/ Juliana Chen
	Name:	Juliana Chen
	Title:	Corporate Secretary